Form 8-K
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Date of Report
March 30, 2023
BAB, Inc.
(Name of small business issuer in its charter)

Delaware	0-31555	36-4389547
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	file number	Identification Number)

500 Lake Cook Road, Suite 475, Deerfield, IL 60015
(Address of principal executive offices) (Zip Code)

Issuer's telephone number (847) 948-7520

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BABB	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information included in item 3.03 below and Amendment No. 6 to Preferred Shares Rights Agreement filed as Exhibit Number 99.2 to this current report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On March 30, 2023 the Board of Directors approved Amendment No.6 to the Company’s Preferred Shares Rights Agreement dated as May 6, 2013. The amendment revises the definition of “Final Expiration Date” to mean the fourteenth anniversary of the date of the Preferred Shares Rights Agreement.

Item 9.01	Financial Statements and Exhibits

The following is filed as an Exhibit to this current report on form 8-K:

Exhibit 99.2	Amendment No. 6 to Preferred Shares Rights Agreement
104	Cover-Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAB, Inc.
(Registrant)

By: /s/ Michael K Murtaugh
Michael K. Murtaugh, General Counsel and Secretary

Date: April 3, 2023